EVERCORE WEALTH MANAGEMENT MACRO OPPORTUNITY FUND (the “Fund”)
a series of The Wall Street EWM Funds Trust (the “Trust”)

Supplement dated January 17, 2013
to the
Prospectus dated April 30, 2012

Effective December 17, 2012, Harlan K. Ullman, Ph.D. and Amb. Kurt D. Volker have each resigned from their positions as Independent Trustees of the Trust.  At a special meeting of the shareholders of the Fund held on December 17, 2012, the shareholders voted to elect Ms. Susan Suvall and Ms. Laird I. Grant each as an Independent Trustee of the Trust, and to re-elect Robert P. Morse as an Interested Trustee of the Trust.

Also effective December 17, 2012, the Board of Trustees has appointed the following officers of the Trust: Ms. Ruth Calaman as Executive Vice President, Secretary and Chief Compliance Officer of the Trust, and Mr. John Rendinaro as Executive Vice President, Chief Operations Officer and Treasurer of the Trust.

The lists of Trustees and Principal Officers of the Trust in the Fund’s Prospectus is hereby revised to read as follows:

TRUSTEES OF THE WALL STREET EWM FUNDS TRUST:

Robert P. Morse, Chairman
Susan Suvall
Laird I. Grant

PRINCIPAL OFFICERS OF THE WALL STREET EWM FUNDS TRUST:

Robert P. Morse, President
Ruth P. Calaman, Executive Vice President, Secretary and Chief Compliance Officer
John J. Rendinaro, Executive Vice President, Chief Operations Officer and Treasurer
Michael R. Linburn, Executive Vice President
Jian H. Wang, Executive Vice President

Please retain this supplement with your Prospectus for future reference.